SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15 (d) of the
                        Securities Exchange Act of 1934

                               December 6, 1994
               Date of Report (Date of Earliest Event Reported)

                          INTERNATIONAL PAPER COMPANY
            (Exact name of Registrant as specified in its charter)

New York                          1-3157                         13-0872805
(State of                         (Commission                    (IRS Employer
Incorporation)                    File)                          Identification
                                                                 Number)
                 Two Manhattanville Road, Purchase, NY  10577
                   (Address of Principal executive offices)

                                 914-397-1500
                                (Telephone No.)


                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

ITEM 1.   CHANGES IN CONTROL OF REGISTRANT

          N/A

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

          N/A

ITEM 3.   BANKRUPTCY OR RECEIVERSHIP

          N/A

ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

          N/A

ITEM 5.   OTHER EVENTS

          Speech by Mr. John A. Georges, Chairman and CEO of International Paper Company, delivered to a Financial Analysts meeting held on October 18, 1994 in New York, New York.

ITEM 6.   RESIGNATIONS OF REGISTRANT'S DIRECTORS

          N/A

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (a) Financial Statements:

          N/A

          (b) Pro Forma Financial Information:

          N/A

                                       2

          (c) Exhibits:

               (99) Speech by Mr. John A. Georges, Chairman and CEO of
                    International Paper Company, delivered to a Financial Analysts meeting held on October 18, 1994.

     ITEM 8.   CHANGES IN FISCAL YEAR

               N/A

                                       3


                                  Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             INTERNATIONAL PAPER COMPANY
                                             (Registrant)

Date: December 6, 1994                       /s/ SYVERT E. NERHEIM
      Purchase, NY                           Syvert E. Nerheim
                                             Assistant Secretary

                                       4

                                 EXHIBIT INDEX

        (99) Speech by Mr. John A. Georges, Chairman and CEO of International Paper Company, delivered to a Financial Analysts meeting held on October 18, 1994.